UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2010
DATE OF REPORTING PERIOD: November 1, 2009 through October 31, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Global Dynamic Income Fund (CHW)

ANNUAL REPORT OCTOBER 31, 2010

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Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this category. Please see page 4 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered low-volatility equity strategies, which seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Chairman, CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the year ended October 31, 2010. On behalf of the team here at Calamos, I appreciate the opportunity to correspond with you. I invite you to review this report, which includes market commentary and other insights from the investment team. This report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and asset allocation of your Fund.

As we will discuss at greater length in the commentary beginning on page 5, the Fund provided a steady stream of monthly distributions, as well as a total return that outpaced the broad global fixed income and equity markets, as represented by the BofA Merrill Lynch Global Broad Market Index and MSCI World Index, respectively. We believe that this speaks to the merits of our innovative risk-conscious approach to pursuing total return and income—particularly given the persistently low interest rates in many areas of the fixed-income market.

CHW provided a steady distribution stream and gained more than the broad global bond and equity markets during the reporting period. To us, this demonstrates the benefits of including income-oriented total return strategy within a long-term asset allocation.

A Focus on Steady Distributions
In this Fund, we employ a level rate distribution policy. This means that we endeavor to keep distributions consistent from month to month. We do this because we understand that many of our investors may prefer a steady stream of distributions, rather than distributions that fluctuate monthly. We therefore take a longer-term approach to setting the monthly distribution rate. We and the Fund’s Board of Trustees are steadfast in our commitment to providing a distribution that we believe is sustainable over the long term. We monitor the investment environment on an ongoing basis to ensure that the distribution rate is appropriate given the market opportunity.

Our Use of Leverage
We believe that this is an environment that is conducive to the prudent use of leverage, as a means of enhancing total return and supporting the Fund’s distribution rate. During the period, our use of leverage enhanced returns. We were able to borrow at attractive rates,

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

invest the proceeds and achieve a greater return than the cost of leverage. We intend to judiciously use leverage, provided that we believe it will benefit shareholders.

The Economic and Market Environment
Global equities posted strong gains over the period, with the MSCI World Index returning 13.32% and the S&P 500 Index earning 16.52%. Emerging markets performed even more robustly, climbing 23.89%, as measured by the MSCI Emerging Markets Index. Global bonds lagged, with the BofA Merrill Lynch Global Broad Market Index gaining 6.97%.

Convertible securities and high-yield bonds joined equity markets in their advance over the reporting period. Convertible securities gained 20.66%, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index, while the Credit Suisse High Yield Index gained 18.47%. Within the convertible market, valuations continued to improve alongside a rising equity market, but remain attractive on the whole. In the high-yield market, investors’ thirst for yield in a global low interest rate environment has helped elevate prices, as has a massive amount of new issuance, strong corporate results and the slowing pace of defaults. Against this backdrop, the lowest-quality issues performed with particular strength, as was also the case in the convertible market. We, however, believe that a more prudent approach is appropriate, given our long-term focus and the potential for slower economic recovery. We intend to continue with our more conservative credit selection process, utilizing exacting proprietary research to balance risk and reward considerations.

The annual period was also notable for its volatility. Investors focused on economic concerns in European markets, such as Greece, and the potential for ripple effects across other economies. Unemployment and a slower economic recovery in the U.S. also remained at the forefront of investors’ considerations, as did the potential impact of health care legislation, stimulus spending, the deficit, additional quantitative easing (the practice of printing more money to stimulate spending), the election cycle and tax policy.

Yet, there were many positive developments. We have seen encouraging signs of global rebalancing: rebounding global trade, an increase in consumption and growth from emerging markets, and increased exports and deleveraging from developed markets. We’ve also seen a significant recovery in the velocity of money in the U.S. (a key measure of how rapidly money is flowing through the economy and a gauge of economic activity).

Staying Focused On Opportunity
I often have the privilege of speaking with investors in our funds, and I know that uncertainty and volatility are never comfortable. However, I have been investing for more than 40 years, first for my family and then for my clients. In all these years, I have yet to see a “normal” environment. To me, what this means is that volatility and uncertainty aren’t

2	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

reasons for staying on the sidelines—they are instead reasons for taking a risk-conscious, thorough and long-term approach, which is what the investment team at Calamos does.

The Importance of Global Perspective
We believe that investors should think more globally than ever before. Our investment team is extremely excited about the investment potential that globalization has created, and we believe that globalization creates a very exciting environment for CHW as a global portfolio. While we are seeing more moderate growth in the U.S. economy, more rapid growth is occurring elsewhere, particularly in some of the developing markets, such as India and China. There are many powerful secular trends that we believe will drive global growth in decades to come. One of the most far-reaching is the growth of a middle class in developing markets. This mega-trend has tremendous implications for infrastructure building and consumer spending, among other factors. The growth in global economies is something that all countries can participate in.

We hope this report provides you a meaningful update about your investment in CHW. If you would like any information about the Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

We are honored that you have chosen Calamos to help you achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	3

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high-yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high-yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy
Investors often choose a closed-end fund because they seek a steady stream of income. In recognition of this, all five Calamos closed-end funds have adopted a level distribution policy. Our policy is to pay a distribution reflective of the funds’ past results and projected earnings potential through income as well as capital gains. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 35.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/10
Common Shares – Inception 6/27/07
		Since
	1 Year	Inception**
On Market Price	21.32%	-6.68%

On NAV	17.50%	-2.16%

*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	19.7%

Energy	14.1

Health Care	11.7

Industrials	11.4

Financials	9.5

Consumer Discretionary	8.9

Consumer Staples	8.0

Materials	7.1

Telecommunication Services	3.5

Utilities	1.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.

GLOBAL DYNAMIC INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2010.

Q. Before discussing the performance of the Fund during the one-year period, please provide an overview of its strategy and role within an asset allocation.
A. Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we are drawing upon our team’s wide-ranging experience in an array of asset classes. We utilize a highly flexible approach, and can invest in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor where possible companies with geographically diversified revenue streams and global business strategies.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/10

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

Q. How did the Fund perform during the reporting period?
A. CHW gained 17.50% on a net asset value (NAV) basis for the one-year period ended October 31, 2010. On a market price basis, the Fund returned 21.32%. NAV returns measure the performance of the individual securities in the Fund’s portfolio. Market price returns are based on market values—the price of a share in the market.

On both a market price and NAV basis, the Fund’s returns significantly surpassed the broad global fixed income and equity markets, with the BofA Merrill Lynch Global Broad Market Index gaining 6.97% and the MSCI World Index rising 13.32%.

Q. Did the Fund provide steady distributions during the annual period?
A. The Fund provided shareholders with a steady distribution stream, with monthly distributions of $0.0500. The Fund’s current annualized distribution rate was 7.28% of market price as of the close of the reporting period.

We believe that the Fund’s monthly distributions are very competitive, particularly given the broader economic and market conditions and that the total return of the Fund has far exceeded the return of the global equity and fixed-income markets. Indeed, during the reporting period, very low interest rates and yields remained the norm throughout much of the global marketplace. As the close of the reporting period, the dividend yield of stocks was quite low; for example, the dividend yield of the stocks in the S&P 500 Index was roughly 1.9%, on average. Ten-year U.S. Treasury bonds yielded 2.6% and 30-Year U.S. Treasury bonds yielded 4.0%.

Additionally, we would note that under its level rate distribution policy, the Fund distributes income and short-term capital gains on a monthly basis and long-term capital gains at the Fund’s fiscal year end and calendar year end. The Fund had capital loss carry forwards from the previous fiscal year, which were offset against a portion of gains. As a result, these gains were not available to be distributed during the current fiscal year.

Q. What were some of the most important factors influencing performance during the period?
A. As we discussed, we have the flexibility to incorporate a number of strategies in this Fund. These include investing in convertible securities and high-yield bonds, covered call writing and convertible arbitrage. Each of these strategies contributed to the Fund’s performance.

As investors sought income in a low-rate environment, the Fund benefited from its stakes in high yield bonds and convertible securities as spreads compressed, driving prices up. However, this appetite for yield led investors to favor the most speculative tiers in the convertible and high yield securities markets. We, however, believe that income considerations must be measured against default risk, and that this analysis must be particularly rigorous in an economic environment where challenges still remain. Our goal is to invest in securities that provide a yield or distribution, while offering good prospects for longer-term total return. Given these considerations, the Fund was significantly underweighted in the lowest-quality issues that led in the convertible and high yield market. As long-term and risk-conscious investors, we believe that this positioning is appropriate in the current environment.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

Q. What is your outlook for the Fund?
A. We believe that CHW is well positioned for the road ahead and remains a compelling choice for investors seeking income as a key component of total return. While we believe that the Fund’s dynamic, global multi-asset class approach is beneficial throughout market cycles, we believe it may be particularly important now. Unlike funds that invest in one type of fixed income security to generate income—for example, U.S. Treasurys or municipal bonds—this Fund has more sources upon which to draw for income potential. Moreover, the Fund’s investments in high-yield and convertible securities may be less sensitive to interest-rate increases compared to Treasury issues. We believe that this will be essential given our concerns about the impact that quantitative easing and government debt build-up could have on the U.S. Treasury market.

We also believe that the Fund’s ability to invest globally is a decided benefit. As was discussed in the opening letter, globalization provides us with a wide pool of opportunities. We believe that the Fund’s global focus enhances our ability to uncover the most attractive investments for the Fund, while enhancing the ways we can manage risk and return characteristics.

Using our highly selective approach, we continue to find attractive opportunities across asset classes. We believe that our risk-conscious approach will serve the Fund in good stead—including our emphasis on companies with respectable balance sheets, good business strategies, and where possible, globally diversified revenues.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	7

Schedule of Investments  October 31, 2010

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (22.5%)

	Consumer Discretionary (4.2%)
2,000,000	Boyd Gaming Corp. 7.125%, 02/01/16	$1,790,000
2,000,000	DISH Network Corp. 7.125%, 02/01/16	2,130,000
2,000,000	General Motors Corp.** 7.200%, 01/15/11	705,000
2,000,000	Hanesbrands, Inc.‡ 4.121%, 12/15/14	2,005,000
1,000,000	Interpublic Group of Companies, Inc. 6.250%, 11/15/14	1,091,250
2,000,000	Jarden Corp. 8.000%, 05/01/16	2,217,500
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	2,012,500
1,000,000	Live Nation Entertainment, Inc.* 8.125%, 05/15/18	1,035,000
2,000,000	MGM Resorts International 7.500%, 06/01/16	1,790,000
1,000,000	NetFlix, Inc. 8.500%, 11/15/17	1,125,000
2,210,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	2,226,575
2,000,000	Service Corp. International 8.000%, 11/15/21	2,190,000
1,000,000	Sotheby’sµ 7.750%, 06/15/15	1,065,000
1,000,000	Speedway Motorsports, Inc. 8.750%, 06/01/16	1,095,000
350,000	Wynn Las Vegas, LLC*~ 7.750%, 08/15/20	381,500

		22,859,325

	Consumer Staples (0.7%)
230,000	Del Monte Foods Company 7.500%, 10/15/19	253,575
1,500,000	NBTY, Inc.~ 7.125%, 10/01/15	1,545,000
2,000,000	Smithfield Foods, Inc. 7.750%, 07/01/17	2,057,500

		3,856,075

	Energy (6.2%)
2,000,000	Berry Petroleum Companyµ 8.250%, 11/01/16	2,120,000
2,000,000	Bristow Group, Inc. 7.500%, 09/15/17	2,085,000
2,000,000	Chesapeake Energy Corp. 9.500%, 02/15/15	2,330,000
2,000,000	Complete Production Services, Inc.~ 8.000%, 12/15/16	2,115,000
2,850,000	Comstock Resources, Inc. 8.375%, 10/15/17	2,964,000
2,170,000	Concho Resources, Inc. 8.625%, 10/01/17	2,359,875
2,000,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	2,027,500
1,000,000	Frontier Oil Corp. 8.500%, 09/15/16	1,057,500
500,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	511,250
260,000	Holly Corp. 9.875%, 06/15/17	286,000
1,470,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	1,497,562
2,000,000	Mariner Energy, Inc.~ 11.750%, 06/30/16	2,525,000
	Petroplus Holdings, AG*
2,000,000	9.375%, 09/15/19	1,930,000
1,000,000	6.750%, 05/01/14	960,000
2,000,000	Pride International, Inc. 8.500%, 06/15/19	2,437,500
2,000,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	2,139,824
2,000,000	Superior Energy Services, Inc.~ 6.875%, 06/01/14	2,030,000
	Swift Energy Company
1,700,000	8.875%, 01/15/20	1,844,500
515,000	7.125%, 06/01/17	522,725

		33,743,236

	Financials (0.9%)
1,000,000	Janus Capital Group, Inc.µ 6.950%, 06/15/17	1,048,670
	Leucadia National Corp.µ
1,980,000	8.125%, 09/15/15	2,170,575
400,000	7.000%, 08/15/13	430,000
1,050,000	OMEGA Healthcare Investors, Inc.*~ 7.500%, 02/15/20	1,136,625

		4,785,870

	Health Care (2.1%)
2,000,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	2,195,000
500,000	Community Health Systems, Inc. 8.875%, 07/15/15	536,250
2,000,000	HCA, Inc. 9.125%, 11/15/14	2,101,250
	HealthSouth Corp.
500,000	7.750%, 09/15/22	529,375
500,000	7.250%, 10/01/18	522,500
	Mylan, Inc.*
740,000	7.625%, 07/15/17	817,700
500,000	7.875%, 07/15/20	560,000
2,000,000	Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	2,250,000
	Valeant Pharmaceuticals International*
1,300,000	7.000%, 10/01/20	1,368,250

8	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  October 31, 2010

PRINCIPAL
AMOUNT			VALUE
250,000		6.750%, 10/01/17	$261,563
375,000		Warner Chilcott Company, LLC* 7.750%, 09/15/18	391,875

			11,533,763

		Industrials (3.9%)
1,000,000		Belden, Inc.µ 7.000%, 03/15/17	1,020,000
900,000		Clean Harbors, Inc. 7.625%, 08/15/16	955,125
2,500,000		Deluxe Corp. 7.375%, 06/01/15	2,612,500
2,000,000		General Cable Corp.µ 7.125%, 04/01/17	2,060,000
1,000,000		Interline Brands, Inc. 8.125%, 06/15/14	1,043,750
1,105,000		Kansas City Southern 13.000%, 12/15/13	1,342,575
2,000,000		Manitowoc Company, Inc. 7.125%, 11/01/13	2,025,000
		Oshkosh Corp.
1,290,000		8.500%, 03/01/20	1,435,125
210,000		8.250%, 03/01/17	230,475
2,000,000		SPX Corp. 7.625%, 12/15/14	2,230,000
2,000,000		Terex Corp. 7.375%, 01/15/14	2,045,000
2,000,000		Trinity Industries, Inc.~ 6.500%, 03/15/14	2,055,000
680,000		Triumph Group, Inc. 8.000%, 11/15/17	705,500
1,675,000		Tutor Perini Corp.* 7.625%, 11/01/18	1,708,500

			21,468,550

		Information Technology (2.4%)
		Advanced Micro Devices, Inc.
1,000,000		7.750%, 08/01/20*	1,065,000
640,000		8.125%, 12/15/17	694,400
2,000,000		Amkor Technology, Inc. 9.250%, 06/01/16	2,155,000
400,000		Equinix, Inc.µ 8.125%, 03/01/18	426,000
2,500,000		Jabil Circuit, Inc.µ 8.250%, 03/15/18	2,943,750
1,000,000		Lender Processing Services, Inc.µ 8.125%, 07/01/16	1,035,000
1,000,000		SunGard Data Systems, Inc.~ 9.125%, 08/15/13	1,028,750
1,000,000		ViaSat, Inc. 8.875%, 09/15/16	1,092,500
2,500,000		Xerox Corp. 8.000%, 02/01/27	2,570,257

			13,010,657

		Materials (0.6%)
67,000		Clearwater Paper Corp.* 7.125%, 11/01/18	70,350
1,000,000		Southern Copper Corp. 7.500%, 07/27/35	1,153,559
		Steel Dynamics, Inc.µ
1,675,000		7.750%, 04/15/16	1,796,437
325,000		7.625%, 03/15/20*	350,188

			3,370,534

		Telecommunication Services (1.3%)
		Frontier Communications Corp.
2,000,000		9.000%, 08/15/31	2,240,000
500,000		8.250%, 04/15/17	572,500
2,000,000		Qwest Communications International, Inc.~ 7.750%, 02/15/31	2,090,000
2,000,000		Windstream Corp.~ 8.625%, 08/01/16	2,135,000

			7,037,500

		Utilities (0.2%)
1,000,000		Edison Mission Energy 7.750%, 06/15/16	810,000

		TOTAL CORPORATE BONDS (Cost $114,474,967)	122,475,510

CONVERTIBLE BONDS (12.6%)

		Consumer Discretionary (1.3%)
4,250,000		General Motors Corp. - Series Cµ** 6.250%, 07/15/33	1,455,625
5,000,000		Interpublic Group of Companies, Inc.µ 4.250%, 03/15/23	5,537,500

			6,993,125

		Consumer Staples (0.3%)
1,500,000		Smithfield Foods, Inc.~ 4.000%, 06/30/13	1,614,375

		Energy (1.0%)
1,800,000		Acergy, SA 2.250%, 10/11/13	2,022,227
2,100,000		Petrominerales, Ltd. 2.625%, 08/25/16	2,134,125
1,000,000		Subsea 7, Inc. 3.500%, 10/13/14	1,343,173

			5,499,525

		Financials (1.5%)
1,300,000	GBP	Aberdeen Asset Management, PLC 3.500%, 12/17/14	2,340,457
3,395,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,581,725
2,250,000		Health Care REIT, Inc.~ 3.000%, 12/01/29	2,525,625

			8,447,807

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	9

Schedule of Investments  October 31, 2010

PRINCIPAL
AMOUNT			VALUE
		Health Care (1.6%)
6,500,000		Shire, PLCµ 2.750%, 05/09/14	$6,622,608
2,000,000		Teva Pharmaceutical Industries, Ltd.µ 1.750%, 02/01/26	2,252,500

			8,875,108

		Industrials (0.5%)
1,800,000	EUR	MTU Aero Engines Holdings, AGµ 2.750%, 02/01/12	2,739,595

		Information Technology (3.1%)
3,550,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	6,227,115
2,850,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	1,745,294
5,500,000		Intel Corp.µ 2.950%, 12/15/35	5,555,000
2,790,000		Xilinx, Inc.* 2.625%, 06/15/17	3,215,475

			16,742,884

		Materials (2.8%)
1,200,000		Anglo American, PLC 4.000%, 05/07/14	2,141,267
1,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,827,516
5,450,000		Goldcorp, Inc.µ 2.000%, 08/01/14	6,751,188
3,560,000		Sino-Forest Corp.*µ 4.250%, 12/15/16	4,267,550

			14,987,521

		Utilities (0.5%)
1,700,000	EUR	International Power, PLC 3.250%, 07/20/13	2,525,474

		TOTAL CONVERTIBLE BONDS (Cost $69,361,461)	68,425,414

U.S. GOVERNMENT AND AGENCY SECURITIES (1.3%)
		United States Treasury Note~
3,750,000		0.875%, 04/30/11	3,763,478
3,250,000		0.875%, 02/28/11	3,257,998

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $7,019,475)	7,021,476

SOVEREIGN BONDS (1.1%)
2,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	2,044,195
350,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	2,092,849
2,500,000	NZD	Government of New Zealand 6.000%, 04/15/15	2,018,258

		TOTAL SOVEREIGN BONDS (Cost $5,841,093)	6,155,302

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.1%)

		Consumer Staples (0.8%)
101,000		Archer-Daniels-Midland Company~ 6.250%	4,365,220

		Energy (0.9%)
80,000		Apache Corp. 6.000%	4,695,000

		Financials (1.2%)
65,000		Affiliated Managers Group, Inc.µ 5.150%	2,518,750
2,800		Bank of America Corp.µ 7.250%	2,651,600
1,600		Wells Fargo & Companyµ 7.500%	1,600,000

			6,770,350

		Health Care (1.1%)
5,000		Mylan, Inc. 6.500%	5,948,050

		Materials (0.8%)
50,300		Vale, SA 6.750%	4,594,278

		Utilities (0.3%)
32,000		NextEra Energy, Inc. 7.000%	1,620,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $24,821,363)	27,992,898

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (6.5%)+*

		Energy (2.6%)
76,000		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	3,554,520
37,500		Deutsche Bank, AG (Apache Corp.) 12.000%, 12/21/10	3,639,375
46,297		JPMorgan Chase & Company (Devon Energy Corp.) 12.000%, 02/02/11	2,975,045
128,700		JPMorgan Chase & Company (Pride International, Inc.) 12.000%, 02/15/11	3,619,044

			13,787,984

10	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  October 31, 2010

NUMBER OF
UNITS			VALUE
		Information Technology (2.5%)
130,000		Barclays Capital, Inc. (QUALCOMM, Inc.) 12.000%, 01/22/11	$5,307,900
248,000		Credit Suisse Group (Cirrus Logic, Inc.) 12.000%, 03/22/11	3,576,160
113,400		Deutsche Bank, AG (SanDisk Corp.) 12.000%, 01/24/11	4,648,266

			13,532,326

		Materials (1.4%)
87,600		Credit Suisse Group (Allegheny Technologies, Inc.) 12.000%, 04/19/11	4,254,732
78,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 11/16/10	3,496,740

			7,751,472

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $33,738,552)	35,071,782

NUMBER OF
SHARES			VALUE
COMMON STOCKS (83.6%)

		Consumer Discretionary (6.9%)
41,000	EUR	Adidas, AGµ	2,670,405
28,650		Amazon.com, Inc.µ#	4,731,261
145,000	GBP	British Sky Broadcasting Group, PLCµ	1,641,607
38,500		Carnival Corp.µ	1,662,045
30,000		CBS Corp.µ	507,900
400,000	AUD	Harvey Norman Holdings, Ltd.µ	1,305,299
39,000	JPY	Makita Corp.µ	1,367,450
72,000		News Corp. - Class Bµ	1,157,760
38,000		Nike, Inc. - Class Bµ	3,094,720
140,000	JPY	Nikon Corp.µ	2,644,010
83,000	JPY	Panasonic Corp.µ	1,209,915
9,000	EUR	Porsche Automobil Holding, SEµ	460,682
9,500	EUR	Puma, AG Rudolf Dassler Sport	3,153,084
110,000	JPY	Suzuki Motor Corp.µ	2,684,726
85,000	CHF	Swatch Group, AG	5,910,349
8,000		Target Corp.µ	415,520
31,000	JPY	Toyota Motor Corp.µ	1,098,028
46,800		Walt Disney Companyµ	1,689,948

			37,404,709

		Consumer Staples (9.1%)
96,000	JPY	Asahi Breweries, Ltd.µ	1,936,257
40,000		Avon Products, Inc.µ	1,218,000
53,000	EUR	Beiersdorf, AGµ	3,452,959
74,000		Coca-Cola Companyµ	4,537,680
355,000	GBP	Diageo, PLCµ	6,548,899
160	JPY	Japan Tobacco, Inc.µ	497,070
12,000		Kimberly-Clark Corp.µ	760,080
225,000	CHF	Nestlé, SA	12,324,261
23,000		PepsiCo, Inc.µ	1,501,900
45,000		Procter & Gamble Companyµ	2,860,650
52,000	GBP	Reckitt Benckiser Group, PLCµ	2,905,161
122,000	SEK	Swedish Match, AB	3,412,935
30,750		Sysco Corp.µ	905,895
53,000	GBP	Unilever, PLCµ	1,528,014
1,140,000	MXN	Wal-Mart de Mexico, SAB de CV	3,120,505
42,000		Wal-Mart Stores, Inc.µ	2,275,140

			49,785,406

		Energy (8.4%)
185,000	GBP	AMEC, PLCµ	3,217,888
10,000		Apache Corp.µ	1,010,200
875,000	GBP	BP, PLCµ	5,947,525
26,000		Chevron Corp.µ	2,147,860
1,600,000	HKD	CNOOC, Ltd.	3,340,349
40,000		ConocoPhillipsµ	2,376,000
23,500		Devon Energy Corp.µ	1,527,970
95,000	EUR	ENI S.p.A.µ	2,139,147
82,500		Exxon Mobil Corp.µ	5,483,775
46,500		Halliburton Companyµ	1,481,490
31,000		Marathon Oil Corp.µ	1,102,670
24,000		Noble Corp.	828,720
15,000		Occidental Petroleum Corp.µ	1,179,450
57,500	NOK	Petroleum Geo-Services ASAµ#	720,019
82,300	GBP	Royal Dutch Shell, PLCµ	2,670,904
22,000		Schlumberger, Ltd.	1,537,580
40,000	CAD	Suncor Energy, Inc.µ	1,281,694
18,000	EUR	Technip, SA	1,516,376
134,000	NOK	TGS Nopec Geophysical Company, ASA	2,322,168
74,000	EUR	TOTAL, SA	4,028,109

			45,859,894

		Financials (9.3%)
27,500		Aflac, Inc.µ	1,536,975
4,000		American International Group, Inc.µ#	168,040
95,000	AUD	ASX, Ltd.µ	3,461,235
135,000	EUR	Banco Santander, SAµ	1,732,797
105,000		Bank of America Corp.µ	1,201,200
41,000		Bank of New York Mellon Corp.µ	1,027,460
18,700	EUR	BNP Paribas, SAµ	1,367,821
189,615		Citigroup, Inc.µ#	790,694
29,000	EUR	Deutsche Börse, AGµ	2,040,104
12,000		Franklin Resources, Inc.µ	1,376,400
80,000	CHF	GAM Holding, Ltd.µ#	1,263,914
8,500		Goldman Sachs Group, Inc.µ	1,368,075
19,000		Hartford Financial Services Group, Inc.µ	455,620

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments  October 31, 2010

NUMBER OF
SHARES			VALUE
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	$2,207,365
77,500		JPMorgan Chase & Companyµ	2,916,325
80,000	CHF	Julius Baer Group, Ltd.µ	3,375,938
99,000		Manulife Financial Corp.µ	1,257,300
16,000		MetLife, Inc.µ	645,280
98,000	CAD	Power Financial Corp.µ	2,950,858
8,500		Prudential Financial, Inc.µ	446,930
238,500	GBP	Schroders, PLCµ	6,029,067
387,000	SGD	Singapore Exchange, Ltd.µ	2,636,983
167,000	GBP	Standard Chartered, PLCµ	4,830,452
20,875	GBP	Standard Chartered, PLC - rights#	175,775
23,500		T. Rowe Price Group, Inc.µ	1,298,845
14,000		Travelers Companies, Inc.µ	772,800
37,250		Wells Fargo & Companyµ	971,480
8,300	CHF	Zurich Financial Services, AGµ	2,031,155

			50,336,888

		Health Care (11.9%)
15,000		Abbott Laboratoriesµ	769,800
60,000		Alcon, Inc.µ	10,063,200
83,000		Bristol-Myers Squibb Companyµ	2,232,700
62,000	AUD	Cochlear, Ltd.µ	4,319,004
150,000	AUD	CSL, Ltd.µ	4,837,366
88,000	SEK	Elekta, AB - Class Bµ	3,328,544
34,250		Eli Lilly and Companyµ	1,205,600
80,000		Johnson & Johnsonµ	5,093,600
42,000		Medtronic, Inc.µ	1,478,820
144,533		Merck & Company, Inc.µ	5,243,657
79,600	DKK	Novo Nordisk, A/S - Class B	8,358,149
98,000	JPY	OLYMPUS Corp.µ	2,567,756
190,000		Pfizer, Inc.µ	3,306,000
25,000	CHF	Roche Holding, AGµ	3,671,354
140,000	GBP	Shire, PLC	3,285,396
225,000	GBP	Smith & Nephew, PLC	1,976,969
18,500		Stryker Corp.µ	915,565
42,000		UnitedHealth Group, Inc.µ	1,514,100
17,000		Zimmer Holdings, Inc.µ#	806,480

			64,974,060

		Industrials (11.0%)
27,000		3M Companyµ	2,273,940
350,000	CHF	ABB, Ltd.µ#	7,249,803
54,000	EUR	ALSTOMµ	2,727,099
610,000	GBP	BAE Systems, PLCµ	3,367,220
28,000		Boeing Companyµ	1,977,920
35,000	EUR	Bouygues, SAµ	1,547,988
14,000		Danaher Corp.µ	607,040
10,000		Eaton Corp.µ	888,300
14,500		General Dynamics Corp.µ	987,740
242,500		General Electric Companyµ	3,884,850
60,000		Honeywell International, Inc.µ	2,826,600
25,000		Illinois Tool Works, Inc.µ	1,142,500
160,000	JPY	Komatsu, Ltd.	3,910,629
44,000	EUR	Konecranes OYJµ	1,754,330
47,000	EUR	Krones AGµ#	2,604,149
10,000		Lockheed Martin Corp.µ	712,900
30,000	EUR	MAN, AGµ	3,295,257
44,000	EUR	MTU Aero Engines Holdings, AGµ	2,655,116
14,000	EUR	Nexans, SAµ	998,568
10,000		Raytheon Companyµ	460,800
40,000	EUR	Royal Philips Electronics, NVµ	1,220,093
24,700	EUR	Schneider Electric, SA	3,509,400
28,000	EUR	SGL Carbon, AGµ#	1,041,756
50,000	EUR	Siemens, AGµ	5,705,740
32,000		United Technologies Corp.µ	2,392,640

			59,742,378

		Information Technology (18.6%)
72,000		Accenture, PLC	3,219,120
23,400		Apple, Inc.µ#	7,040,358
1,350,000	GBP	ARM Holdings, PLCµ	7,881,634
43,500	EUR	ASML Holding, NV	1,442,019
260,000	GBP	Autonomy Corp., PLCµ#	6,087,603
60,000	JPY	Canon, Inc.µ	2,761,997
29,500	EUR	Cap Gemini, SAµ	1,505,923
20,445		Check Point Software Technologies, Ltd.#	874,024
145,000		Cisco Systems, Inc.µ#	3,310,350
132,500		Dell, Inc.µ#	1,905,350
130,000		eBay, Inc.µ#	3,875,300
65,000		EMC Corp.µ#	1,365,650
6,250		Google, Inc.µ#	3,831,187
115,762	TWD	HTC Corp.	2,625,180
108,000		Infosys Technologies, Ltd.µ	7,283,520
185,000		Intel Corp.µ	3,712,950
15,000		International Business Machines Corp.µ	2,154,000
113,000	JPY	Konami Corp.µ	1,988,487
285,000	SEK	LM Ericsson Telephone Companyµ	3,134,315
85,000	CHF	Logitech International, SAµ#	1,611,475
190,000		Microsoft Corp.µ	5,061,600
45,000		Motorola, Inc.µ#	366,750
20,400	JPY	Nintendo Company, Ltd.µ	5,267,621
580,000	EUR	Nokia, OYJ	6,228,844
92,000	JPY	Nomura Research Institute, Ltd.µ	1,735,651
75,000		Oracle Corp.µ	2,205,000
30,393		QUALCOMM, Inc.µ	1,371,636
5,560	KRW	Samsung Electronics Company, Ltd.µ	3,688,648

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  October 31, 2010

NUMBER OF
SHARES			VALUE
88,000	EUR	SAP, AG	$4,584,703
75,000		Symantec Corp.µ#	1,213,500
132,000	EUR	Ubisoft Entertainment, SAµ#	1,719,695

			101,054,090

		Materials (4.0%)
114,000	GBP	Anglo American, PLCµ	5,311,599
20,500	EUR	BASF, SEµ	1,490,584
105,000	AUD	BHP Billiton, Ltd.	4,338,734
60,000	GBP	BHP Billiton, PLCµ	2,125,501
41,000		Dow Chemical Companyµ	1,264,030
36,000		E.I. du Pont de Nemours and Companyµ	1,702,080
35,803		Freeport-McMoRan Copper & Gold, Inc.µ	3,389,828
30,000	GBP	Rio Tinto, PLCµ	1,948,509

			21,570,865

		Telecommunication Services (3.4%)
93,500		América Móvil, SAB de CVµ	5,353,810
145,000		AT&T, Inc.µ	4,132,500
96,000	EUR	France Telecom, SAµ	2,303,341
5,520		Frontier Communications Corp.	48,466
23,000		Verizon Communications, Inc.µ	746,810
2,157,000	GBP	Vodafone Group, PLC	5,896,385

			18,481,312

		Utilities (1.0%)
47,500		Duke Energy Corp.µ	864,975
10,500		Exelon Corp.µ	428,610
45,801	EUR	GDF Suezµ	1,830,069
29,000	EUR	RWE, AG	2,078,132

			5,201,786

		TOTAL COMMON STOCKS (Cost $568,337,815)	454,411,388

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)#

		Consumer Discretionary (0.0%)
30		Amazon.com, Inc. Call, 01/21/12, Strike $130.00 (Cost $96,396)	146,775

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (4.3%)
23,345,226		Fidelity Prime Money Market Fund - Institutional Class (Cost $23,345,226)	23,345,226

TOTAL INVESTMENTS (137.0%) (Cost $847,036,348)			745,045,771

LIABILITIES, LESS OTHER ASSETS (-37.0%)			(201,195,387)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$543,850,384

NUMBER OF
SHARES			VALUE
COMMON STOCKS SOLD SHORT (-1.5%)#

		Consumer Discretionary (-0.4%)
(183,600)		Interpublic Group of Companies, Inc.	(1,900,260)

		Consumer Staples (-0.1%)
(33,000)		Smithfield Foods, Inc.	(552,750)

		Financials (-0.1%)
(7,200)		Affiliated Managers Group, Inc.	(616,392)

		Health Care (-0.9%)
(251,300)		Mylan, Inc.	(5,106,416)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $5,721,816)	(8,175,818)

NUMBER OF
CONTRACTS			VALUE
WRITTEN OPTIONS (-0.8%)#

		Other (-0.8%)
6,700		iShares MSCI EAFE Index Fund Call, 12/18/10, Strike $52.00	(3,752,000)
1,150		SPDR Trust Series 1 Call, 12/18/10, Strike $119.00	(342,700)

		TOTAL WRITTEN OPTIONS (Premium $2,080,454)	(4,094,700)

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments  October 31, 2010

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2010.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $49,487,320 or 9.1% of net assets applicable to common shareholders.

**	General Motors filed for bankruptcy on June 1, 2009 and the bankruptcy plan transferred the assets and liabilities of the company into one of four trusts. The General Unsecured Creditors Trust will resolve the outstanding claims and distribute common stock and warrants of the new General Motors in lieu of cash proceeds.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $415,025,394.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities aggregate a total value of $30,260,972.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	European Monetary Unit	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$436,364,422	59.5%

British Pound Sterling	81,943,680	11.2%

European Monetary Unit	79,814,653	10.9%

Swiss Franc	37,438,249	5.1%

Japanese Yen	29,669,597	4.0%

Australian Dollar	20,305,833	2.8%

Swedish Krona	9,875,794	1.3%

Danish Krone	8,358,149	1.1%

Hong Kong Dollar	5,547,714	0.8%

Canadian Dollar	4,232,552	0.6%

South Korean Won	3,688,648	0.5%

Mexican Peso	3,120,505	0.4%

Norwegian Krone	3,042,187	0.4%

Singapore Dollar	2,636,983	0.4%

New Taiwanese Dollar	2,625,180	0.4%

Brazilian Real	2,092,849	0.3%

New Zealand Dollar	2,018,258	0.3%

Total Investments Net of Common Stocks Sold Short and Written Options	$732,775,253	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAPS

						UNREALIZED
	FIXED RATE		FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)		(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	2.5350%	quarterly	3 month LIBOR	03/09/14	$80,000,000	$(4,880,439)
BNP Paribas, SA	2.0200%	quarterly	3 month LIBOR	03/09/12	55,000,000	(1,365,192)
BNP Paribas, SA	1.8525%	quarterly	3 month LIBOR	09/14/12	36,900,000	(1,042,521)

						$(7,288,152)

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  October 31, 2010

ASSETS
Investments in securities, at value (cost $847,036,348)	$745,045,771
Cash with custodian (interest bearing)	331,864
Restricted cash for short positions (interest bearing)	9,930,872
Foreign currency (cost $916,374)	993,250
Receivables:
Accrued interest and dividends	4,625,409
Prepaid expenses	15,202
Other assets	81,985

Total assets	761,024,353

LIABILITIES
Common stocks sold short, at value (proceeds $5,721,816)	8,175,818
Options written, at value (premium $2,080,454)	4,094,700
Unrealized depreciation on interest rate swaps	7,288,152
Payables:
Note payable	191,000,000
Investments purchased	5,760,209
Affiliates:
Investment advisory fees	618,013
Deferred compensation to trustees	81,985
Financial accounting fees	7,033
Trustees’ fees and officer compensation	426
Other accounts payable and accrued liabilities	147,633

Total liabilities	217,173,969

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$543,850,384

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$795,087,845
Undistributed net investment income (loss)	(1,295,158)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(136,332,607)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(113,609,696)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$543,850,384

Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.22

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Statement of Operations  Year Ended October 31, 2010

INVESTMENT INCOME
Interest	$13,136,937
Dividends	16,901,479
Dividend taxes withheld	(674,093)

Total investment income	29,364,323

EXPENSES
Investment advisory fees	7,012,206
Interest expense and related fees	3,432,886
Deferred debt structuring fee	223,972
Printing and mailing fees	86,164
Financial accounting fees	80,136
Custodian fees	75,178
Accounting fees	60,192
Registration fees	52,128
Audit fees	48,831
Trustees’ fees and officer compensation	47,793
Transfer agent fees	31,317
Dividend expense on short positions	21,951
Legal fees	18,184
Other	43,837

Total expenses	11,234,775

NET INVESTMENT INCOME (LOSS)	18,129,548

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	11,810,596
Purchased options	(8,010)
Foreign currency transactions	(58,974)
Written options	(11,246,286)
Short positions	(628,771)
Interest rate swaps	(3,284,651)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	70,630,974
Purchased options	50,379
Foreign currency translations	106,024
Written options	2,559,198
Short positions	(3,541,895)
Interest rate swaps	(5,508,780)

NET GAIN (LOSS)	60,879,804

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$79,009,352

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2010	2009
OPERATIONS
Net investment income (loss)	$18,129,548	$18,781,379
Net realized gain (loss)	(3,416,096)	(136,332,774)
Change in unrealized appreciation/(depreciation)	64,295,900	232,077,862
Distributions to preferred shareholders from:
Net investment income	—	(298,361)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	79,009,352	114,228,106

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(16,189,909)	(25,413,009)
Return of capital	(19,214,286)	(26,513,144)

Net decrease in net assets from distributions to common shareholders	(35,404,195)	(51,926,153)

CAPITAL STOCK TRANSACTIONS
Offering costs on common shares	—	37,627

Net increase (decrease) in net assets from capital stock transactions	—	37,627

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	43,605,157	62,339,580

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$500,245,227	$437,905,647

End of year	543,850,384	500,245,227

Undistributed net investment income (loss)	$(1,295,158)	$(1,542,798)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Statement of Cash Flows  Year Ended October 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$79,009,352
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(314,449,328)
Net proceeds from disposition of short term investments	(8,013,542)
Payments for securities sold short	(25,105,160)
Proceeds paid on closing written options	(31,411,266)
Proceeds from disposition of investment securities	374,672,555
Proceeds from securities sold short	10,457,334
Premiums received from written options	5,726,803
Amortization and accretion of fixed-income securities	(1,281,842)
Net realized gains/losses from investments, excluding purchased options	(11,810,596)
Net realized gains/losses from purchased options	8,010
Net realized gains/losses from short positions	628,771
Net realized gains/losses from written options	11,246,286
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(70,630,974)
Change in unrealized appreciation or depreciation on purchased options	(50,379)
Change in unrealized appreciation or depreciation on short positions	3,541,895
Change in unrealized appreciation or depreciation on written options	(2,559,198)
Change in unrealized appreciation or depreciation on interest rate swaps	5,508,780
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(53,969)
Restricted cash for short positions (interest bearing)	9,646,629
Restricted foreign currency for short positions	1,457,502
Prepaid expenses	2,622
Other assets	(23,547)
Increase/(decrease) in liabilities:
Payables to affiliates	50,923
Other accounts payable and accrued liabilities	(577,898)

Net cash provided by/(used in) operating activities	$35,989,763

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(35,404,195)

Net cash provided by/(used in) financing activities	$(35,404,195)

Net increase/(decrease) in cash and foreign currency*	$585,568

Cash and foreign currency at beginning of year	$739,546

Cash and foreign currency at end of year	$1,325,114

Supplemental disclosure
Cash paid for interest and related fees	$3,423,157

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $105,173.

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Notes to Financial Statements

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, as there are no interim additions, reductions or settlements. Tax years 2006 — 2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $81,985 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2010. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2010.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the year ended October 31, 2010 were as follows:

Cost of purchases	$244,225,771
Proceeds from sales	293,664,804

The following information is presented on a federal income tax basis as of October 31, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2010 was as follows:

Cost basis of Investments	$854,714,821

Gross unrealized appreciation	40,712,532
Gross unrealized depreciation	(150,381,582)

Net unrealized appreciation (depreciation)	$(109,669,050)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 4 – Income Taxes
For the year ended October 31, 2010, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(19,042,471)
Undistributed net investment income/(loss)	17,522,287
Accumulated net realized gain/(loss) on investments	1,520,184

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2010	OCTOBER 31, 2009
Distributions paid from:
Ordinary income	$16,189,909	$26,404,262
Long-term capital gains	—	—
Return of capital	19,214,286	26,513,144

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(129,859,293)
Net unrealized gains/(losses)	(121,288,169)

Total accumulated earnings/(losses)	(251,147,462)
Other	(89,999)
Paid-in capital	795,087,845

Net assets applicable to common shareholders	$543,850,384

As of October 31, 2010, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(129,280,329)
2018	(578,964)

Note 5 – Common Shares
There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2010. Calamos Advisors owned 6,692 of the outstanding shares at October 31, 2010. Transactions in common shares were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2010	OCTOBER 31, 2009
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Note 6 – Short Sales
Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments
Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2010.

Equity Risk. The Fund engages in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

As of October 31, 2010, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2010, the Fund had the following transactions in options written:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding at October 31, 2009	60,815	$16,518,631
Options written	30,250	5,726,803
Options closed	(83,215)	(20,164,980)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2010	7,850	$2,080,454

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

As of October 31, 2010, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation or depreciation. Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) on swaps. Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts. There is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Below are the types of derivatives in the Fund by gross value as of October 31, 2010:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$146,775	Written options	$4,094,700
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	7,288,152

Volume of Derivative Activity for the Twelve Months Ended October 31, 2010*

Equity:
Purchased options	450
Written options	30,250

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

24	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 8 – Borrowings
The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $300,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the October 31, 2010, the average borrowings and the average interest rate were $191,000,000 and 1.31%, respectively. As of October 31, 2010, the amount of such outstanding borrowings is $191,000,000. The interest rate applicable to the borrowings on October 31, 2010 was 1.24%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Note 9 – When-Issued And Delayed Delivery Securities
The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 10 – Structured Equity-Linked Securities
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 11 – Valuations
Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	GLOBAL DYNAMIC INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$122,475,510	$—	$122,475,510
Convertible Bonds		68,425,414		$68,425,414
U.S. Government and Agency Securities		7,021,476		$7,021,476
Sovereign Bonds		6,155,302		$6,155,302
Convertible Preferred Stocks	20,779,148	7,213,750		$27,992,898
Structured Equity-Linked Securities		35,071,782		$35,071,782
Common Stocks	190,715,586	263,695,802		$454,411,388
Purchased Options	146,775			$146,775
Short Term Investment	23,345,226			$23,345,226

	$234,986,735	$510,059,036	$—	$745,045,771

Liabilities:
Common Stocks sold short	8,175,818			$8,175,818
Written Options	4,094,700			$4,094,700
Interest Rate Swaps		7,288,152		$7,288,152

Total	$12,270,518	$7,288,152	$—	$19,558,670

26	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

					June 27, 2007*
					through
	Year Ended October 31,				October 31,
	2010	2009	2008		2007
Net asset value, beginning of period	$8.48	$7.42	$14.80		$14.32	(a)

Income from investment operations:
Net investment income (loss)	0.31 **	0.32 **	0.60	**	0.18	**

Net realized and unrealized gain (loss)	1.03	1.63	(6.49)		0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	(0.01)	(0.17)		(0.04)

Total from investment operations	1.34	1.94	(6.06)		0.89

Less distributions to common shareholders from:
Net investment income	(0.27)	(0.43)	(1.32)		—

Net realized gains	—	—	—		(0.33)

Return of capital	(0.33)	(0.45)	—		—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—	— (b)	—	(b)	(0.08)

Net asset value, end of period	$9.22	$8.48	$7.42		$14.80

Market value, end of period	$8.24	$7.34	$6.35		$13.09

Total investment return based on:(c)
Net asset value	17.50%	31.82%	(43.35%	)	5.92%

Market value	21.32%	33.32%	(45.14%	)	(10.59%	)

Net assets, end of period (000)	$543,850	$500,245	$437,906		$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—	$—	$50,000		$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	2.20%	3.24%	2.68%		1.22%	(e)

Gross expenses prior to expense reductions and earnings credits(d)	2.20%	3.26%	2.70%		1.26%	(e)

Net expenses, excluding interest expenses and dividend expense on short positions(d)	1.52%	2.32%	2.10%		1.22%	(e)

Net investment income (loss)(d)	3.55%	4.31%	4.70%		3.83%	(e)

Preferred share distributions	—%	0.07%	1.35%		0.81%	(e)

Net investment income (loss), net of preferred share distributions from net investment income	3.55%	4.24%	3.35%		3.02%	(e)

Portfolio turnover rate	37%	34%	79%		9%

Average commission rate paid	$0.0121	$0.0191	$0.0864		$0.0427

Asset coverage per preferred share, at end of period(f)	$—	$—	$243,959		$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,847	$3,619	$3,900		$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of October 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 17, 2010

28	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 9, 2010, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2011, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the significant personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2010. Where available, the Board considered one-, three-, five- and ten-year performance.

Noting that the Fund commenced operations in June 2007, the Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	29

Trustee Approval of Management Agreement (Unaudited)

investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate after reimbursement is equal to the median of the Fund’s Expense Group, although the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate at a common asset level is equal to the median of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that the Adviser’s assertion that although, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies. In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $10,851,906 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2010.

Under Section 854(b)(2) of the Code, the Fund hereby designates 24.61% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	31

Trustees & Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below, or until such trustee’s earlier resignation, death or removal.

The following table sets forth each trustee’s name, age at October 31, 2010, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		PORTFOLIOS IN
		FUND COMPLEX∧	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 70*	Trustee and President (since inception) Term expires 2011	20	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Weston W. Marsh, 60	Trustee (since inception) Term expires 2013	20	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 60	Trustee (since inception) Term expires 2012	20	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 59	Trustee (since inception) Term expires 2011	20	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm); Director, PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 66	Trustee (since inception); Lead Independent Trustee (since 2005) Term expires 2013	20	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 66	Trustee (since inception) Term expires 2012	20	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 100 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees, and is available without charge and upon request by calling 800.582.6959.

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees & Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2010, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	DURING PAST 5 YEARS
Nimish S. Bhatt, 47	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)
James J. Boyne, 44	Vice President (since 2008)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer—Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Nick P. Calamos, 49	Vice President (since 2007)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
J. Christopher Jackson, 59	Vice President and Secretary (since 2010)*	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)
Mark J. Mickey, 59	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006))

*	Subsequent to October 31, 2010, Mr. Jackson was appointed Secretary of the Trust.

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting
The Fund held its annual meeting of shareholders on July 9, 2010. The purpose of the annual meeting was to elect two Independent Trustees to the Fund’s board of trustees for a three year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. Weston M. Marsh and Mr. Stephen B. Timbers were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

			BROKER NON-VOTES
TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	AND ABSTENTIONS
Weston M. Marsh	55,056,926	909,101	0
Stephen B. Timbers	55,046,520	919,507	0

Messrs. J. Calamos Sr., Neal, Rybak, and Tripples’ terms of office as Trustees continued after the meeting.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	33

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND

Issues new shares on an ongoing basis	Generally issues a fixed number of shares

Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds

Sold at NAV plus any sales charge	Price determined by the marketplace

Sold through the fund’s distributor	Traded in the secondary market

Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

34	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	35

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

36	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	37

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2010, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT:
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

CHWANR 3083 2010

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $26,459 and $29,600 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $21,381 and $22,506 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $5,420 and $4,221 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $5,420 and $4,221 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2010, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and President of Investments and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Dino Dussias joined Calamos Advisors in October 1995 and has been a senior strategy analyst since April 2007. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Bryan Lloyd joined Calamos Advisors in October 2003 and has been a senior strategy analyst since June 2006. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2010

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Nick P. Calamos	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
John P. Calamos, Jr.	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Dino Dussias	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Christopher Hartman	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
John Hillenbrand	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Steve Klouda	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Bryan Lloyd	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Jeff Scudieri	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Jon Vacko	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Joe Wysocki	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2010

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	375,371,500	1	19,431,293	0	—
Nick P. Calamos	3	375,371,500	1	19,431,293	0	—
John P. Calamos, Jr.	3	375,371,500	1	19,431,293	0	—
Dino Dussias	3	375,371,500	1	19,431,293	0	—
Christopher Hartman	3	375,371,500	1	19,431,293	0	—
John Hillenbrand	3	375,371,500	1	19,431,293	0	—
Steve Klouda	3	375,371,500	1	19,431,293	0	—
Bryan Lloyd	3	375,371,500	1	19,431,293	0	—
Jeff Scudieri	3	375,371,500	1	19,431,293	0	—
Jon Vacko	3	375,371,500	1	19,431,293	0	—
Joe Wysocki	3	375,371,500	1	19,431,293	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2010, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2010, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Nick P. Calamos	None
John P. Calamos, Jr.	$10,001-$50,000
Dino Dussias	None
Christopher Hartman	None
John Hillenbrand	None
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy Voting Policies and Procedures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Global Dynamic Income Fund
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2010
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2010
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 21, 2010